EdR®
COLLEGIATE HOUSING

Supplemental Financial Information

2015Q4

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Our Communities

are designed and built to provide comfortable living-learning environments with services and amenities that today's students require. Our community teams also provide a foundation of programs and smiles that help our residents flourish and be successful outside the classroom.

If you'd like to learn more about EdR's communities, operations, and meet the executive team, make plans to attend our Analysts and Investor Meeting in New York City on May 18 and 19, 2016.

Rendering of EdR's newest development, SkyVUE at Michigan State University.

On the cover, The Local Downtown, opening summer 2017 at Texas State University.

2015 Q4

Financial Highlights ____ 1

Balance Sheet ____ 2

Operating Results ____ 3

Funds from Operations ____ 5

Community Operating Results ____ 6

Same-Community Expenses by Category ____ 7

Seasonality of Operations ____ 8

Preleasing Summary ____ 11

Same-Community Preleasing by Region & Distance ____ 12

Top EdR Markets and States by Revenue ____ 13

New Supply & Enrollment–EdR Markets ____ 15

Owned Development Summary ____ 18

Third-Party Development Summary ____ 19

Capital Structure ____ 20

Pro Forma Capital Structure ____ 22

Unsecured Senior Note Covenants ____ 23

Reconciliation of Non-GAAP Measures ____ 24

2016 Guidance ____ 25

Community Listing-Owned ____ 27

Investor Relations ____ 28

Definitions ____ 29

Safe Harbor Statement ____ 30

FINANCIAL HIGHLIGHTS

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three months ended December 31,				Year ended December 31,
	2015	2014	$ Chg	% Chg	2015	2014	$ Chg	% Chg

Same-community revenue	$49,895	$48,192	$1,703	3.5%	$183,375	$173,948	$9,427	5.4%
Total community revenue	71,781	61,645	10,136	16.4%	240,623	206,322	34,301	16.6%
Total revenue	75,520	66,504	9,016	13.6%	255,162	225,793	29,369	13.0%

Same-community net operating income	30,492	29,655	837	2.8%	102,786	97,162	5,624	5.8%
Total community net operating income	45,950	39,059	6,891	17.6%	139,340	113,673	25,667	22.6%
Total operating income	19,857	17,514	2,343	13.4%	45,055	23,940	21,115	88.2%

Net income attributable to EdR	14,773	22,397	(7,624)	(34.0)%	19,911	47,055	(27,144)	(57.7)%
Per share - basic	$0.28	$0.47	$(0.19)	(40.4)%	$0.40	$1.10	$(0.70)	(63.6)%
Per share - diluted	0.27	0.47	(0.20)	(42.6)%	0.40	1.09	(0.69)	(63.3)%

Funds from operations (FFO)	31,074	25,025	6,049	24.2%	86,079	77,718	8,361	10.8%
Per weighted average share/unit (1)	$0.58	$0.52	$0.06	11.5%	$1.72	$1.80	$(0.08)	(4.4)%

Core funds from operations (Core FFO)	32,664	28,878	3,786	13.1%	91,557	80,339	11,218	14.0%
Per weighted average share/unit (1)	$0.61	$0.60	$0.01	1.7%	$1.83	$1.86	$(0.03)	(1.6)%

FINANCIAL RATIOS:
	12/31/2015		12/31/2014
Debt to gross assets	28.3%		35.1%
Net debt to enterprise value	22.0%		28.1%
Interest coverage ratio (TTM)	4.8x		5.0x
Net debt to EBITDA - Adjusted (TTM)	4.0x		4.9x

(1) FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact. See page 5 for a detailed calculation.

FOURTH QUARTER 2015	1

BALANCE SHEET

(Amount in thousands, except share and per share data, unaudited)
	December 31, 2015	December 31, 2014
Assets
Collegiate housing properties, net (1)	$1,774,796	$1,586,009
Assets under development	117,384	120,702
Cash and cash equivalents	33,742	18,385
Restricted cash	9,784	10,342
Other assets	66,125	70,892
Total assets	$2,001,831	$1,806,330

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium and deferred financing costs	$204,511	$248,128
Unsecured revolving credit facility	—	24,000
Unsecured term loan, net of unamortized deferred financing costs	186,518	186,277
Unsecured Senior Notes, net of unamortized deferred financing costs	247,678	247,425
Accounts payable and accrued expenses	85,670	76,869
Deferred revenue	19,024	17,301
Total liabilities	743,401	800,000

Commitments and contingencies	—	—

Redeemable noncontrolling interests	13,560	14,512

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 56,879,003 and 47,999,427 shares issued and outstanding as of December 31, 2015 and 2014, respectively	569	480
Preferred stock, $0.01 par value per share, 50,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	1,263,603	1,034,683
Accumulated deficit	(21,998)	(41,909)
Accumulated other comprehensive loss	(5,475)	(4,465)
Total EdR stockholders' equity	1,236,699	988,789
Noncontrolling interest	8,171	3,029
Total equity	1,244,870	991,818

Total liabilities and equity	$2,001,831	$1,806,330

(1) Amount is net of accumulated depreciation of $270,993 and $210,047, as of December 31, 2015 and 2014, respectively.

FOURTH QUARTER 2015	2

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended December 31,			Year ended December 31,
	2015	2014	$ Change	2015	2014	$ Change
Revenues:
Collegiate housing leasing revenue	$71,781	$61,645	$10,136	$240,623	$206,322	$34,301
Third-party development consulting services	702	1,541	(839)	2,233	6,805	(4,572)
Third-party management services	972	1,103	(131)	3,670	3,959	(289)
Operating expense reimbursements	2,065	2,215	(150)	8,636	8,707	(71)
Total revenues	75,520	66,504	9,016	255,162	225,793	29,369
Operating expenses:
Collegiate housing leasing operations	25,831	22,586	3,245	101,283	92,649	8,634
Development and management services	3,218	2,725	493	11,446	9,685	1,761
General and administrative	2,773	2,593	180	9,000	8,745	255
Development pursuit, acquisition costs and severance	47	—	47	452	1,372	(920)
Depreciation and amortization	18,417	16,045	2,372	68,022	58,974	9,048
Ground lease expense	3,312	2,826	486	11,268	8,988	2,280
Loss on impairment of collegiate housing properties	—	—	—	—	12,733	(12,733)
Reimbursable operating expenses	2,065	2,215	(150)	8,636	8,707	(71)
Total operating expenses	55,663	48,990	6,673	210,107	201,853	8,254

Operating income	19,857	17,514	2,343	45,055	23,940	21,115

Nonoperating (income) expenses:
Interest expense	6,834	5,580	1,254	24,449	20,656	3,793
Amortization of deferred financing costs	562	623	(61)	2,089	2,156	(67)
Interest income	(69)	(38)	(31)	(213)	(190)	(23)
Guarantee fee income from participating development	—	—	—	—	(3,000)	3,000
Interest on loan to participating development	—	—	—	—	(6,486)	6,486
Gain on insurance settlement	—	—	—	—	(8,133)	8,133
Loss on extinguishment of debt	403	2,651	(2,248)	403	3,543	(3,140)
Total nonoperating expenses	7,730	8,816	(1,086)	26,728	8,546	18,182
Income before equity in earnings (losses) of unconsolidated entities, income taxes and gain on sale of collegiate housing communities	12,127	8,698	3,429	18,327	15,394	2,933
Equity in earnings (losses) of unconsolidated entities	155	(340)	495	(668)	(710)	42
Income before income taxes and gain on sale of collegiate housing properties	12,282	8,358	3,924	17,659	14,684	2,975
Income tax expense (benefit)	22	(337)	359	347	261	86
Income before gain on sale of collegiate housing properties	12,260	8,695	3,565	17,312	14,423	2,889
Gain on sale of collegiate housing properties	2,770	13,908	(11,138)	2,770	33,231	(30,461)
Net income	15,030	22,603	(7,573)	20,082	47,654	(27,572)
Less: Net income attributable to the noncontrolling interests	257	206	51	171	599	(428)
Net income attributable to Education Realty Trust, Inc.	$14,773	$22,397	$(7,624)	$19,911	$47,055	$(27,144)

FOURTH QUARTER 2015	3

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended December 31,			Year ended December 31,
	2015	2014	$ Change	2015	2014	$ Change
Other comprehensive income (loss):
Gain (loss) on cash flow hedging derivatives	2,419	(2,051)	4,470	(1,010)	(4,465)	3,455
Comprehensive income	$17,192	$20,346	$(3,154)	$18,901	$42,590	$(23,689)

Earnings per share information:
Net income attributable to Education Realty Trust, Inc. common stockholders per share – basic	$0.28	$0.47	$(0.19)	$0.40	$1.10	$(0.70)
Net income attributable to Education Realty Trust, Inc. common stockholders per share – diluted	$0.27	$0.47	$(0.20)	$0.40	$1.09	$(0.69)

Weighted average shares of common stock outstanding – basic	53,486	47,658		49,676	42,934
Weighted average shares of common stock outstanding – diluted (1)	53,788	48,002		49,991	43,277

(1) Weighted average shares of common stock outstanding - diluted assumes the conversion of outstanding redeemable Operating Partnership Units and University Towers Operating Units.

FOURTH QUARTER 2015	4

FUNDS FROM OPERATIONS

(Amounts in thousands, except per share data, unaudited)	Three months ended December 31,			Year ended December 31,
	2015	2014	$ Change	2015	2014	$ Change
Net income attributable to EdR	$14,773	$22,397	$(7,624)	$19,911	$47,055	$(27,144)
Gain on sale of collegiate housing assets	(2,770)	(13,908)	11,138	(2,770)	(33,231)	30,461
Gain on insurance settlement (1)	—	—	—	—	(8,133)	8,133
Impairment losses	—	—	—	—	12,733	(12,733)
Real estate related depreciation and amortization	18,026	15,690	2,336	66,499	58,055	8,444
Equity portion of real estate depreciation and amortization on equity investees	784	557	227	2,141	701	1,440
Noncontrolling interests	261	289	(28)	298	538	(240)
Funds from operations ("FFO") available to stockholders and unitholders	31,074	25,025	6,049	86,079	77,718	8,361
percent change			24.2%			10.8%

FFO adjustments:
Loss on extinguishment of debt	403	2,651	(2,248)	403	3,543	(3,140)
Acquisition costs	—	—	—	293	1,058	(765)
Severance costs, net of tax	—	—	—	—	314	(314)
Straight-line adjustment for ground leases (2)	1,187	1,202	(15)	4,782	4,835	(53)
FFO adjustments	1,590	3,853	(2,263)	5,478	9,750	(4,272)

FFO on Participating Developments:(3)
Interest on loan to Participating Development	—	—	—	—	(5,581)	5,581
Development fees on Participating Development, net of costs and taxes	—	—	—	—	(1,548)	1,548
FFO on Participating Developments	—	—	—	—	(7,129)	7,129

Core funds from operations ("Core FFO") available to stockholders and unitholders	$32,664	$28,878	$3,786	$91,557	$80,339	$11,218
percent change			13.1%			14.0%

FFO per weighted average share/unit (4)	$0.58	$0.52	$0.06	$1.72	$1.80	$(0.08)
percent change			11.5%			(4.4)%
Core FFO per weighted average share/unit (4)	$0.61	$0.60	$0.01	$1.83	$1.86	$(0.03)
percent change			1.7%			(1.6)%

Weighted average shares/units (4)	53,788	48,002	5,786	49,991	43,277	6,714
percent change			12.1%			15.5%

(1)  Represents gain on insurance settlement at 3949 Lindell. The community was damaged by fire in July 2012. All claims were settled during the year ended December 31, 2014, at which time the gain was recognized.

(2)  This represents the straight-line rent expense adjustment required by GAAP related to ground leases. As the ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(3)  FFO on participating developments in 2014 represents the economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development. The adjustment for interest income is based on terms of the loan. In July 2014, our mezzanine investment was repaid in full, ending the Company's participation in the project and any fees and interest. At the same time all previously deferred amounts were recognized in net income.

(4) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

FOURTH QUARTER 2015	5

COMMUNITY OPERATING RESULTS

(Amounts in thousands, unaudited)

	Three Months Ended December 31,				Year Ended December 31,
	2015	2014	$ Change	% Change	2015	2014	$ Change	% Change
Revenues
Same-communities(1)	$49,895	$48,192	$1,703	3.5%	$183,375	$173,948	$9,427	5.4%
New-communities (2)	21,137	11,823	9,314	78.8%	54,005	16,937	37,068	218.9%
Sold-communities(3)	382	1,630	(1,248)	(76.6)%	1,775	15,437	(13,662)	(88.5)%
CA revenue(4)	367	—	367	NM	1,468	—	1,468	NM
Total revenues	71,781	61,645	10,136	16.4%	240,623	206,322	34,301	16.6%

Operating expenses (5)
Same-communities(1)	19,403	18,537	866	4.7%	80,589	76,786	3,803	5.0%
New-communities (2)	5,796	3,012	2,784	92.4%	18,235	6,366	11,869	186.4%
Sold-communities(3)	265	1,037	(772)	(74.4)%	991	9,497	(8,506)	(89.6)%
CA revenue(4)	367	—	367	NM	1,468	—	1,468	NM
Total operating expenses	25,831	22,586	3,245	14.4%	101,283	92,649	8,634	9.3%

Net operating income
Same-communities(1)	30,492	29,655	837	2.8%	102,786	97,162	5,624	5.8%
New-communities (2)	15,341	8,811	6,530	NM	35,770	10,571	25,199	NM
Sold-communities(3)	117	593	(476)	NM	784	5,940	(5,156)	NM
Total net operating income	$45,950	$39,059	$6,891	17.6%	$139,340	$113,673	$25,667	22.6%

(1) Same-communities are defined as those communities that have been open and operating for the whole time in the current and prior periods. See page 27 of this supplement for a listing of same-communities.

(2) See page 27 of this supplement for a listing of which communities are categorized as new-communities.
(3) Represents operating results from communities sold in 2014 and 2015.
(4) Represents additional same-community revenue and expenses incurred as a result of the Company changing its community assistant program at the end of 2014. The amounts are shown separately as there is no NOI impact and to clearly show the operating growth in revenue and expenses year over year.

(5) Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges, plus regional and other corporate costs of supporting the communities.

FOURTH QUARTER 2015	6

SAME-COMMUNITY EXPENSES BY CATEGORY

(Amounts in thousands, except bed and per-bed data, unaudited)
	Three months ended December 31, 2015			Three months ended December 31, 2014
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	% of Total Operating Expenses	$ Change		% Change
Utilities(1)	$5,890	$259	29%	$5,714	$252	32%	$176		3.1%
On-Site Payroll	3,376	149	17%	3,263	144	18%	113		3.5%
General & Administrative(2)	3,349	147	17%	3,248	143	18%	101		3.1%
Maintenance & Repairs(3)	1,234	54	6%	1,092	48	6%	142		13.0%
Marketing	860	38	4%	870	38	5%	(10)		(1.1)%
Total Direct Operating Expenses	$14,709	$647	76%	$14,187	$625	77%	$522		3.7%

Real Estate Taxes	4,123	181	21%	3,796	167	20%	327		8.6%
Insurance	571	25	3%	554	24	3%	17		3.1%
Total Fixed Operating Expenses	$4,694	$206	24%	$4,350	$191	23%	$344		7.9%
Total Property Operating Expenses	$19,403	$853	100%	$18,537	$816	100%	$866		4.7%

	Year ended December 31, 2015			Year ended December 31, 2014
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	% of Total Operating Expenses	$ Change		% Change
Utilities(1)	$22,678	$998	27%	$21,695	955	29%	983		4.5%
On-Site Payroll	13,792	607	17%	13,075	576	18%	717		5.5%
General & Administrative(2)	12,409	546	15%	12,706	559	17%	(297)		(2.3)%
Maintenance & Repairs(3)	8,582	378	11%	7,847	345	10%	735		9.4%
Marketing	3,440	151	4%	3,552	156	5%	(112)		(3.2)%
Total Direct Operating Expenses	$60,901	$2,680	76%	$58,875	$2,591	77%	$2,026		3.4%

Real Estate Taxes	17,405	766	22%	15,682	690	20%	1,723	(4)	11.0%
Insurance	2,283	100	3%	2,229	98	3%	54		2.4%
Total Fixed Operating Expenses	$19,688	$866	24%	$17,911	$788	23%	$1,777		9.9%
Total Property Operating Expenses	$80,589	$3,546	100%	$76,786	$3,379	100%	$3,803	(4)	5.0%

Same-community beds	22,718

NOTE: Schedule does not include $0.4 million and $1.5 million of expenses for the three months ended December 31, 2015 and the year ended ended December 31, 2015, respectively, related to the
Company's change in its community assistant program at the end of the prior year. See note 4 on page 6.

(1) Represents gross costs before recoveries from tenants and includes student amenities such as internet.
(2) Includes property-level general and administrative cost and dining costs as well as regional and other corporate costs of supporting the communities.
(3) Includes general maintenance costs, grounds and landscaping, turn costs and life safety costs.
(4) During the first quarter of 2015 the Company accrued an additional $0.8 million in real estate taxes relating to the settlement of an assessment dispute with a local school board at one community covering several prior assessment years. Without this charge, real estate taxes would have only increased 5.8% and total operating expenses would have only increased 3.9% over prior year.

FOURTH QUARTER 2015	7

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Total / Weighted Average - Trailing Twelve Months
	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
2015 Same Communities
Revenue	$48,192	$47,582	$44,144	$41,754	$49,895	$183,375
Operating Expenses	18,537	19,774	18,366	23,046	19,403	80,589
Net Operating Income	$29,655	$27,808	$25,778	$18,708	$30,492	$102,786
Margin	62%	58%	58%	45%	61%	56%
Beds	68,157	68,157	68,157	68,157	68,157	272,628
Occupancy(1)	96.3%	96.0%	88.5%	90.8%	97.2%	93.1%
Net Apartment Rent per Occupied Bed	$693	$682	$677	$606	$709	$669
Other Income per Occupied Bed	41	46	55	69	44	53
Total Revenue per Occupied Bed	$734	$728	$732	$675	$753	$722
Operating Expense per Available Bed	$272	$290	$269	$338	$285	$296

2015 New Communities
Revenue	$11,823	$11,939	$8,726	$12,203	$21,137	$54,005
Operating Expenses	3,012	3,787	3,907	4,745	5,796	18,235
Net Operating Income	$8,811	$8,152	$4,819	$7,458	$15,341	$35,770
Margin	75%	68%	55%	61%	73%	66%
Beds	13,674	13,674	13,824	19,756	23,046	70,300
Occupancy(1)	95.6%	95.0%	63.7%	82.7%	94.2%	85.1%
Net Apartment Rent per Occupied Bed	$883	$882	$945	$683	$940	$858
Other Income per Occupied Bed	22	37	47	64	33	44
Total Revenue per Occupied Bed	$905	$919	$992	$747	$973	$902
Operating Expense per Available Bed	$220	$277	$283	$240	$252	$259

2015 Sold Communities
Revenue	$1,630	$494	$497	$402	$382	$1,775
Operating Expenses	1,037	212	228	286	265	991
Net Operating Income	$593	$282	$269	$116	$117	$784
Margin	36%	57%	54%	29%	31%	44%
Beds	2,708	1,080	1,080	1,080	1,080	4,320
Occupancy(1)	92.7%	99.1%	98.9%	92.7%	84.5%	93.8%
Net Apartment Rent per Occupied Bed	$622	$445	$448	$385	$386	$417
Other Income per Occupied Bed	28	19	17	17	33	21
Total Revenue per Occupied Bed	$650	$464	$465	$402	$419	$438
Operating Expense per Available Bed	$404	$196	$211	$265	$245	$229

FOURTH QUARTER 2015	8

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Total / Weighted Average - Trailing Twelve Months
	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Other(2)
Revenue	$—	$367	$367	$367	$367	$1,468
Operating Expenses	—	367	367	367	367	1,468
Net Operating Income	$—	$—	$—	$—	$—	$—
Margin	—%	—%	—%	—%	—%	—%

2015 Total Communities
Revenue	$61,645	$60,382	$53,734	$54,726	$71,781	$240,623
Operating Expenses	22,586	24,140	22,868	28,444	25,831	101,283
Net Operating Income	$39,059	$36,242	$30,866	$26,282	$45,950	$139,340
Margin	63%	60%	57%	48%	64%	58%
Beds	84,539	82,911	83,061	88,993	92,283	347,248
Occupancy(1)	96.1%	95.8%	84.5%	89.0%	96.3%	91.5%
Net Apartment Rent per Occupied Bed	721	716	712	623	767	706
Other Income per Occupied Bed	37	44	53	67	41	51
Total Revenue per Occupied Bed	758	760	765	690	808	757
Operating Expense per Available Bed	268	291	275	320	280	292

(1) Represents the weighted average physical occupancy for the period presented.
(2) Represents additional same-community revenue and expenses incurred as a result of the Company changing its community assistant program at the end of 2014. The amounts are shown separately as there is no NOI impact and to clearly show the operating growth in revenue and expenses year over year.

FOURTH QUARTER 2015	9

2015 RESULTS PRESENTED IN 2016 SAME-COMMUNITY MIX

Build-up to 2016 Same Community Mix
(Amounts in thousands, except beds and per bed amounts)	Three Months Ended				Total / Weighted Average - Full Year 2015
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
2015 Same Communities
Revenue	$47,582	$44,144	$41,754	$49,895	$183,375
Operating Expenses	19,774	18,366	23,046	19,403	80,589
Net Operating Income	$27,808	$25,778	$18,708	$30,492	$102,786
Margin	58%	58%	45%	61%	56%
Beds	68,157	68,157	68,157	68,157	272,628
Occupancy(1)	96.0%	88.5%	90.8%	97.2%	93.1%
Net Apartment Rent per Occupied Bed	$682	$677	$606	$709	$669
Other Income per Occupied Bed	46	55	69	44	53
Total Revenue per Occupied Bed	$728	$732	$675	$753	$722
Operating Expense per Available Bed	$290	$269	$338	$285	$296

2016 New Same Communities and Adjustments(2)
Revenue	$10,999	$7,728	$7,748	$11,857	$38,332
Operating Expenses	3,362	3,440	3,251	3,446	13,499
Net Operating Income	$7,637	$4,288	$4,497	$8,411	$24,833
Margin	69%	55%	58%	71%	65%
Beds	11,670	11,670	11,670	11,670	46,680
Occupancy(1)	94.4%	57.7%	78.2%	95.5%	81.5%
Net Apartment Rent per Occupied Bed	$960	$1,096	$777	$1,026	$959
Other Income per Occupied Bed	38	53	72	38	49
Total Revenue per Occupied Bed	$998	$1,149	$849	$1,064	$1,008
Operating Expense per Available Bed	$288	$295	$279	$295	$289

2016 Same Communities
Revenue	$58,581	$51,872	$49,502	$61,752	$221,707
Operating Expenses	23,136	21,806	26,297	22,849	94,088
Net Operating Income	$35,445	$30,066	$23,205	$38,903	$127,619
Margin	61%	58%	47%	63%	58%
Beds	79,827	79,827	79,827	79,827	319,308
Occupancy(1)	95.7%	84.0%	89.0%	96.9%	91.4%
Net Apartment Rent per Occupied Bed	$722	$719	$628	$755	$707
Other Income per Occupied Bed	44	55	69	43	53
Total Revenue per Occupied Bed	$766	$774	$697	$798	$760
Operating Expense per Available Bed	$290	$273	$329	$286	$295
(1) Represents the weighted average physical occupancy for the period presented.
(2) The following adjustments are included: 1) adjustments for properties that will be considered same-community for financial reporting purposes beginning January 1, 2016, 2) reclass of The Retreat at Oxford to new-communities due to development of the second phase of the project, and 3) the CA adjustment presented in Other in the 2015 trailing five quarters presentation (see note 2 on page 9).

FOURTH QUARTER 2015	10

PRELEASING SUMMARY

				Preleasing at February 16,
	Design Beds	% of NOI	2015 Opening Occupancy	2016	2015	Preleasing Ahead/(Behind)	Projected Rate Growth

Same-Communities - by Tier
Prior Year Occupancy Below 90% (Tier 1)	2,384	6.4%	77.6%	33.3%	26.8%	6.5%	1.0%
Prior Year Occupancy 90% to 96.9% (Tier 2)	5,290	14.4%	95.2%	34.3%	38.4%	(4.1)%	2.5%
Prior Year Occupancy 97% and Above (Tier 3)	16,999	79.2%	99.8%	69.4%	62.0%	7.4%	3.3%
Total Same-Communities (1)	24,673	100.0%	96.6%	58.4%	53.5%	4.9%	3.0%
Total New-Communities (2)	2,107			58.2%
Total Communities	26,780			58.4%

Projected Fall Revenue:
The same-community portfolio is projected to obtain a 2.5% to 3.5% increase in revenue for the upcoming lease term, with net rates up 3% and occupancies consistent with the prior year.

NOTE: Leasing update does not include 4,592 same-community beds or 1,141 new-community beds to be delivered in 2016 at the University of Kentucky. Although the university's assignment process does not occur until May, all 5,733 beds, which include the 601 beds delivered in 2013, 2,381 beds delivered in 2014, 1,610 beds delivered in 2015, and 1,141 beds to be delivered in August 2016, are currently 88% applied for this fall.

(1) The same-community designation for leasing purposes is different than for financial reporting purposes. A community is considered same-community for leasing when the Company has managed the leasing process for at least two leasing cycles, including the 2016/2017 leasing cycle. Design Beds for Same-Communities included in the 2016 Preleasing Summary above include the following design beds: (1) total same-community design beds on page 27 of 22,718 less 601 beds at the University of Kentucky and 668 beds at the Retreat at Oxford plus (2) 3,224 design beds on communities that are considered same for leasing purposes (see note 1 on page 27).

(2) The new-community designation for leasing purposes is different than for financial statement purposes. A community is considered new-community for leasing when the Company has not previously managed the leasing process. Design beds for Total New-Communities above include the following: (1) our 2015 acquisitions of The Commons on Bridge (150 beds) and The Province Boulder (317 beds) plus (2) beds at our 2016 development deliveries of The Retreat at Oxford (1,018 beds) and The Retreat at Blacksburg (622 beds).

FOURTH QUARTER 2015	11

SAME-COMMUNITY PRELEASING BY REGION AND DISTANCE

				Preleasing at February 16,
	Design Beds	% of NOI	2015 Opening Occupancy	2016	2015	Preleasing Ahead/(Behind)	Projected Rate Growth

Same-Communities - by Region (1)
Mid-Atlantic	6,202	30.7%	96.1%	67.1%	61.9%	5.2%	2.8%
Midwest	2,276	6.4%	91.3%	26.4%	32.9%	(6.5)%	0.3%
North	3,205	11.5%	98.1%	67.9%	67.5%	0.4%	2.4%
South Central	4,082	18.9%	95.9%	65.9%	56.4%	9.5%	3.8%
Southeast	5,681	17.2%	97.9%	50.9%	46.8%	4.1%	3.0%
West	3,227	15.3%	98.8%	58.4%	46.3%	12.1%	4.4%
Total Same-Communities	24,673	100.0%	96.6%	58.4%	53.5%	4.9%	3.0%

Same-Communities - by Distance from Campus
0-0.2 miles	14,896	71.5%	98.0%	65.1%	58.1%	7.0%	3.3%
0.21-0.49 miles	2,144	6.8%	96.4%	49.6%	42.6%	7.0%	3.3%
0.5-0.99 miles	336	0.9%	95.5%	41.1%	59.2%	(18.1)%	8.0%
1.0-1.99 miles	5,437	16.4%	93.8%	49.5%	44.8%	4.7%	1.5%
2.0 & > miles	1,860	4.4%	94.8%	43.8%	53.9%	(10.1)%	1.9%
Total Same-Communities	24,673	100.0%	96.6%	58.4%	53.5%	4.9%	3.0%

NOTE: Leasing update does not include 4,592 same-community beds or 1,141 new-community beds to be delivered in 2016 at the University of Kentucky. Although the university's assignment process does not occur until May, all 5,733 beds, which include the 601 beds delivered in 2013, 2,381 beds delivered in 2014, 1,610 beds delivered in 2015, and 1,141 beds to be delivered in August 2016, are currently 88% applied for this fall.

(1) See definition of regions on page 29.

FOURTH QUARTER 2015	12

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR Markets by Revenue*

Other 21.3%
University of Kentucky(1) 13.0%
Arizona State University 6.0%
Pennsylvania State University 5.2%
University of Connecticut 4.6%
University of Texas at Austin 4.0%
Syracuse University 3.9%
University of Mississippi 3.7%
Texas Tech University 3.7%
North Carolina State 3.6%
University of Virginia 3.4%
Texas Christian University 3.3%
University of Alabama 2.8%
University of Florida 2.7%
University of Arizona 2.7%
University of Michigan 2.6%
Florida International University 2.4%
University of Central Florida 2.4%
Florida State University & Florida A&M 2.3%
Kent State University 2.2%
University of Tennessee 2.2%
East Carolina University 2.0%

*The data above is based on actual 2015 revenues, but excludes properties that were sold during 2015.
(1) All revenue at the University of Kentucky is from ONE PlanSM on-campus assets.

FOURTH QUARTER 2015	13

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR States by Revenue*

Kentucky 13.7%
Texas 11.0%
Florida 9.8%
Arizona 8.7%
North Carolina 6.8%
Pennsylvania 5.2%
Connecticut 4.6%
New York 3.9%
Michigan 3.8%
Mississippi 3.7%
Virginia 3.4%
Indiana 3.2%
Missouri 3.2%
Oklahoma 3.0%
Georgia 3.0%
Alabama 2.8%
California 2.5%
Ohio 2.2%
Tennessee 2.2%
Other 3.3%

*The data above is based on actual 2015 revenues, but excludes properties that were sold during 2015.

FOURTH QUARTER 2015	14

NEW SUPPLY AND ENROLLMENT - EdR MARKETS

New supply expected to slow over 20% from 2015 to 2016

EdR Market and Revenue Growth

*Enrollment projection represents the 3-year enrollment CAGR through 2014 for our markets.

FOURTH QUARTER 2015	15

OWNED COMMUNITY PROJECTED 2016 NEW SUPPLY AND DEMAND INFORMATION

Owned Community Projected 2016 New Supply and Demand Information by Region

Region (4)	Owned Beds (3)	Percentage of Owned Beds	EdR NOI % (1)	Enrollment Growth 3 Year CAGR - Universities Served	2016 New Supply %	Variance
West	3,544	11%	13%	1.5%	0.5%	1.0%
Mid Atlantic	6,824	21%	25%	0.9%	1.5%	(0.6)%
North	3,205	10%	8%	0.2%	1.2%	(1.0)%
South Central	10,983	34%	37%	2.2%	3.5%	(1.3)%
Southeast	5,681	17%	12%	0.9%	0.7%	0.2%
Midwest	2,276	7%	5%	1.7%	1.6%	0.1%
Total	32,513	100%	100%	1.5%	1.8%	(0.3)%

Region (4)	Anticipated 2016 Enrollment Growth (2)	2016 Supply Growth	Variance
West	2,900	761	2,139
Mid Atlantic	2,081	2,300	(219)
North	1,124	1,913	(789)
South Central	3,288	5,686	(2,398)
Southeast	1,269	1,791	(522)
Midwest	1,504	1,422	82
Total	12,166	13,873	(1,707)

NOTE: Schedule represents all markets served by EdR communities and includes 2015 completed deliveries and acquisitions and all announced 2016 developments. Data was obtained from the National Center for Education Statistics, AXIOmetrics and local market data.

(1) NOI is based on 2015 actual net operating income with pro forma adjustments for 2015 and 2016 developments and acquisitions that have been operating for less than 12 months.
(2) Extrapolated from 2014 enrollment statistics from University Common Data Sets using the previous 3-year enrollment growth percentages.
(3) Total Owned Beds reported herein include Total Communities design beds on page 27 of 30,400 plus 2,113 of beds at our 2016 deliveries at the University of Kentucky (1,141 beds), The Retreat at Blacksburg (622 beds) and the second phase at The Retreat at Oxford (350 beds) (also see page 18).

(4) See definition of regions on page 29.

FOURTH QUARTER 2015	16

OWNED COMMUNITY PROJECTED 2016 NEW SUPPLY AND DEMAND INFORMATION

Projected 2016 New Supply Sorted by Percentage Increase

New Supply Growth	University Markets		EdR Bed Count		Pro Forma EdR NOI %(1)
0%	12	32%	15,037	46%	45%
0.1% to 1.0%	8	22%	4,240	13%	13%
1.0% - 3.0%	10	27%	7,508	23%	23%
3.0% - 5.0%	5	14%	3,418	11%	13%
> 5.0%	2	5%	2,310	7%	6%
Total	37	100%	32,513	100%	100%

University Markets with > 5% Increase in 2016 New Supply

University	New Supply Increase	Pro Forma EdR NOI %
University of Louisville	8.6%	2.2%
University of Mississippi	8.2%	4.4%
		6.6%

NOTE: Schedule represents all markets served by EdR communities and includes 2015 completed deliveries and acquisitions and all announced 2016 developments. Data was obtained from the National Center for Education Statistics, AXIOmetrics and local market data.

(1) NOI is based on 2015 actual net operating income with pro forma adjustments for 2015 and 2016 developments and acquisitions that have been operating for less than 12 months.

FOURTH QUARTER 2015	17

OWNED DEVELOPMENT SUMMARY

(Amounts in thousands, except bed counts)

Active Projects	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Total Project Development Cost	EdR's Ownership Percentage	EdR's Share of Development Cost	EdR's Share of Development Cost to be Funded
University of Kentucky - Limestone Park I & II(2)	ONE Plan (1)	1,141	In progress	Summer 2016	$83,911	100%	$83,911	$33,542
University of Mississippi - The Retreat - Phase II	Wholly Owned	350	In progress	Summer 2016	26,161	100%	26,161	11,508
Virginia Tech - Retreat at Blacksburg - Phase I	Joint Venture	622	In progress	Summer 2016	48,325	75%	36,244	17,297
Total - 2016 Deliveries		2,113			$158,397		$146,316	$62,347

University of Kentucky - University Flats	ONE Plan (1)	771	In progress	Summer 2017	$74,038	100%	$74,038	$65,365
Virginia Tech - Retreat at Blacksburg - Phase II	Joint Venture	207	Summer 2016	Summer 2017	16,108	75%	12,081	12,081
Boise State University	ONE Plan (1)	656	In progress	Summer 2017	39,763	100%	39,763	39,157
University of Kentucky - Lewis Hall	ONE Plan (1)	346	Spring 2016	Summer 2017	26,935	100%	26,935	25,926
Michigan State University - SkyVue	Joint Venture	824	In progress	Summer 2017	89,906	90%	80,915	80,915
Texas State University - The Local: Downtown	Joint Venture	304	In progress	Summer 2017	29,631	80%	23,705	21,209
Total - 2017 Deliveries		3,108			$276,381		$257,437	$244,653

Total Active Projects		5,221			$434,778		$403,753	$307,000

Recently Awarded	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Total Project Development Cost
Cornell University	TBD (3)	850	Fall 2016	Summer 2018	$80,000

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements, construction agreements and ground leases.

(1) The On-Campus Equity Plan, or The ONE PlanSM, is our equity program for universities, which allows universities to use EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE PlanSM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

(2) This project, once complete, will consist of multiple communities.

(3) In February 2016, Cornell University and EdR executed a pre-closing agreement and design and site planning are under way toward an expected fall 2016 groundbreaking and commencement of construction for an approximate 850 bed $80.0 million on-campus housing community targeted for summer 2018 delivery.

FOURTH QUARTER 2015	18

THIRD-PARTY DEVELOPMENT SUMMARY

(Amounts in thousands, except bed count)

THIRD-PARTY PROJECTS
Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year (1)	Fees Earned Year Ended December 31, 2015 (1)	Remaining Fees to Earn
Clarion University of Pennsylvania	728	In progress	(2)	$55,104	$2,092	$931	$1,115	$46
University of Cal. Berkeley - Bowles Hall	186	In progress	Summer 2016	35,947	1,768	—	826	942
Texas A&M - Commerce	490	Summer 2016	Summer 2017	25,770	1,131	—	—	1,131
East Stroudsburg University - Pennsylvania Ph II	488	(3)	Summer 2017	TBD	TBD	—	—	TBD
Shepherd University	297	Summer 2016	Summer 2017	TBD	TBD	—	—	TBD
Total	2,189			$116,821	$4,991	$931	$1,941	$2,119

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

(1) Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress or recently completed.
(2) The first phase of the project at Clarion University of Pennsylvania for collegiate housing delivered in August 2015, the second phase of the project for collegiate housing delivered in December 2015 and a third phase of the project for other capital improvements is scheduled to deliver in the summer of 2016.

(3) Construction on the second phase of the third-party development at East Stroudsburg University is expected to commence in May 2016 after final site plan approval has been obtained.

FOURTH QUARTER 2015	19

CAPITAL STRUCTURE

as of December 31, 2015			Principal Outstanding	Weighted Average Interest Rate	Average Term to Maturity (in years)
(Amounts in thousands)

Total Debt to Gross Assets		Fixed Rate - Mortgage Debt (6)	$98,209	5.9%	2.8
Debt(1)	$642,964	Variable Rate - Mortgage Debt	33,650	2.4%	0.5
Gross Assets(2)	2,272,824	Variable Rate - Construction Debt	73,605	2.3%	1.9
Debt to Gross Assets	28.3%	Fixed Rate - 5 Yr. Unsecured Term Loan (7)	65,000	3.0%	3.0
		Fixed Rate - 7 Yr. Unsecured Term Loan (7)	122,500	4.0%	5.0
Net Debt to Enterprise Value		Fixed Rate - Unsecured Senior Notes	250,000	4.6%	8.9
Net Debt(1)	$609,222	Variable Rate - Unsecured Revolving Credit Facility	—	—%	—
Market Equity(3)	2,165,690	Debt(1) / Weighted Average	$642,964	4.1%	5.4
Enterprise Value	$2,774,912	Less: Cash	33,742
		Net Debt	$609,222
Net Debt to Enterprise Value	22.0%

Interest Coverage (TTM)(4)	4.8x
Net Debt to EBITDA - Adjusted (TTM)(5)	4.0x
Variable Rate Debt to Total Debt	16.7%

(1) Excludes unamortized debt premium of $0.6 million and unamortized deferred financing costs of $4.8 million.
(2) Excludes accumulated depreciation of $271.0 million.
(3) Market equity includes 56,879,003 shares of the Company's common stock and 293,394 Operating Partnership Units, which are convertible into common shares, and is calculated using $37.88 per share, the closing price of the Company's common stock on December 31, 2015.

(4) Equals Adjusted EBITDA of $117.5 million divided by interest expense of $24.4 million. See page 24 for reconciliation to Adjusted EBITDA.
(5)  Net Debt to EBITDA - Adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, Net Debt is total debt (excluding the unamortized debt premium and deferred financing costs) less cash and excludes non-producing debt related to assets under development at time of calculation. EBITDA is Proforma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, development deliveries and dispositions as if such had occurred at the beginning of the 12 month period being presented.

(6) In January 2016, the Trust prepaid all outstanding fixed rate mortgage debt in the amount of $98.2 million with the proceeds from the January 2016 follow on equity offering. See page 22 for the Pro Forma Capital Structure.

(7) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.

FOURTH QUARTER 2015	20

CAPITAL STRUCTURE

* On January 31, 2016, the Trust prepaid the remaining fixed rate mortgage debt maturing in 2017 ($22 million), 2019 ($55 million) and 2020 ($21 million).

Weighted Average Interest Rate of Debt Maturing Each Year (1)
	2016	2017	2018	2019	2020	2021	2022	2023	2024
Fixed Rate Debt	—%	5.6%	—%	4.4%	5.7%	4.0%	—%	—%	4.6%
Variable Rate Debt	2.4%	2.4%	—%	2.3%	—%	—%	—%	—%	—%
Total Debt	2.4%	3.2%	—%	4.2%	5.7%	4.0%	—%	—%	4.6%

(1) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.

FOURTH QUARTER 2015	21

PRO FORMA CAPITAL STRUCTURE

as of December 31, 2015, pro forma for January 2016 follow-on offering			Principal Outstanding	Weighted Average Interest Rate	Average Term to Maturity (in years)
(Amounts in thousands)

Total Debt to Gross Assets		Fixed Rate - Mortgage Debt	$—	—%	—
Debt(1)	$544,755	Variable Rate - Mortgage Debt	33,650	2.4%	0.5
Gross Assets(2)	2,379,472	Variable Rate - Construction Debt	73,605	2.3%	1.9
Debt to Gross Assets	22.9%	Fixed Rate - 5 Yr. Unsecured Term Loan (6)	65,000	3.0%	3.0
		Fixed Rate - 7 Yr. Unsecured Term Loan (6)	122,500	4.0%	5.0
Net Debt to Enterprise Value		Fixed Rate - Unsecured Senior Notes	250,000	4.6%	8.9
Net Debt(1)	$404,365	Variable Rate - Unsecured Revolving Credit Facility	—	—%	—
Market Equity(3)	2,405,281	Debt(1) / Weighted Average	$544,755	3.8%	5.9
Enterprise Value	$2,809,646	Less: Cash	140,390
		Net Debt	$404,365
Net Debt to Enterprise Value	14.4%

Interest Coverage (TTM)(4)	6.3x
Net Debt to EBITDA - Adjusted (TTM)(5)	2.4x
Variable Rate Debt to Total Debt	19.7%

(1) Excludes unamortized debt premium of $0.6 million and unamortized deferred financing costs of $4.8 million.
(2) Excludes accumulated depreciation of $271.0 million.
(3) Market equity includes 1) 56,879,003 shares of the Company's common stock, 2) 293,394 Operating Partnership Units, which are convertible into common shares and 3) 6,325,000 shares issued in connection with the January 2016 follow on equity offering, and is calculated using $37.88 per share, the closing price of the Company's common stock on December 31, 2015.

(4) Equals Adjusted EBITDA of $117.5 million divided by pro forma interest expense of $18.5 million. Pro forma interest expense represents actual TTM interest expense of $24.4 million less interest of $5.9 million on the fixed rate mortgage debt that was repaid. See page 24 for reconciliation to Adjusted EBITDA.

(5)  Net Debt to EBITDA - Adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, Net Debt is total debt (excluding the unamortized debt premium and deferred financing costs) less cash and excludes non-producing debt related to assets under development at time of calculation. EBITDA is Proforma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, development deliveries and dispositions as if such had occurred at the beginning of the 12 month period being presented.

(6) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.

FOURTH QUARTER 2015	22

UNSECURED SENIOR NOTE COVENANTS

as of December 31, 2015
(Amounts in thousands)

Unsecured Senior Note Covenants(1)	Requirement	Current Ratio
Total Debt to Total Asset Value	≤ 60%	28.4%
Secured Debt to Total Asset Value	≤ 40%	9.1%
Unencumbered Asset Value to Unsecured Debt	> 150%	429.1%
Interest Coverage	> 1.5x	4.14x

Calculation of Interest Coverage Ratio:
Adjusted Pro Forma EBITDA:
EdR Adjusted EBITDA(2)	$117,484
Pro forma Adjustments - acquisitions & dispositions (1)	1,549
Total Adjusted Pro Forma EBITDA	$119,033

Pro Forma Interest Expense:
Interest expense	$24,449
Add back: Capitalized interest	5,376
Pro forma adjustments	(1,062)
Pro forma interest expense	$28,763

Interest Coverage	4.14x

(1) Computed in accordance with the First Supplemental Indenture filed November 24, 2014 with the SEC.
(2) See page 24 for a reconciliation to EdR Adjusted EBITDA.

FOURTH QUARTER 2015	23

RECONCILIATION OF NON-GAAP MEASURES

(Amounts in thousands)
	For the Year Ended December 31,
Adjusted EBITDA and Pro Forma Adjusted EBITDA:	2015	2014
Net income attributable to common shareholders	$19,911	$47,055
Straight line adjustment for ground leases	4,782	4,835
Acquisition costs	293	1,058
Depreciation and amortization	68,022	58,974
Loss on impairment of collegiate housing assets	—	12,733
Gain on sale of collegiate housing assets	(2,770)	(33,231)
Gain on insurance settlement	—	(8,133)
Interest expense	24,449	20,656
Amortization of deferred financing costs	2,089	2,156
Interest income	(213)	(190)
Interest on loan to participating development	—	(6,486)
Loss on extinguishment of debt	403	3,543
Income tax expense	347	261
Noncontrolling interests	171	599
Adjusted EBITDA	117,484	103,830
Annualize acquisitions, developments and dispositions(1)	9,711	13,446
Pro Forma Adjusted EBITDA	$127,195	$117,276

(1) Pro forma adjustment to reflect all acquisitions, development deliveries and dispositions as if such transactions had occurred on the first day of the period presented.

FOURTH QUARTER 2015	24

2016 GUIDANCE

(Amounts in thousands, except share and per share data)	Year ending December 31, 2016
	Low End	High End

Net income attributable to EdR(1)	$22,450	$26,200

Real estate related depreciation and amortization	68,000	68,000
Equity portion of real estate depreciation and amortization on equity investees	2,800	2,800
Noncontrolling interests	150	200
FFO	$93,400	$97,200
FFO adjustments:
Loss on extinguishment of debt	10,000	10,000
Straight-line adjustment for ground leases(2)	4,500	4,500
FFO adjustments	14,500	14,500

Core FFO	$107,900	$111,700

FFO per weighted average share/unit(3)	$1.47	$1.53

Core FFO per weighted average share/unit(3)	$1.70	$1.76

Weighted average shares/units(3)	63,600	63,600

Note: See page 26 for for details on guidance assumptions.

(1) Does not include any estimated gain or loss on the possible disposition of collegiate housing assets as gains or losses on the disposition of collegiate housing assets are excluded from FFO and Core FFO.

(2) Represents the straight-line rent expense adjustment required by GAAP related to ground leases. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(3) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and operating partnership units outstanding, regardless of their dilutive impact.

FOURTH QUARTER 2015	25

2016 GUIDANCE

(Amounts in thousands, except per share data)
2016 Guidance Assumptions

Core FFO					Development and Management Services
	Low		High	Change from 2015 (%)		Low		High
Core FFO - without potential Capital Transactions	$112,600		$117,000		Third-party development services revenue	$1,000	-	$1,500
Per share/Unit	$1.77		$1.84	(3%) to 1%	Third-party management services revenue	$3,500	-	$3,500
Impact of Potential Capital Transactions	$(0.07)		$(0.08)
Core FFO Per Share/Unit	$1.70		$1.76	(4%) to (7%)
					G&A and Nonoperating Expenses
						Low		High
Community Net Operating Income Guidance Assumptions					Interest expense, net of capitalized interest and including amortization of deferred financing costs	$19,000	-	$20,000
	Low		High		Capitalized Interest - included in above	$6,500	-	$7,000
Same-community revenue growth	3.0%	-	4.0%
Same-community operating expense growth	2.5%	-	3.5%		General and administrative expenses (including management and development services)	$21,000	-	$22,000
Same-community net operating income growth	3.5%	-	4.5%		Ground lease expense, excluding straight-line	$7,500
Same Community - Fall Revenue Growth	2.5%	-	3.5%		Non-real estate depreciation	$2,000

New-communities:					Other
NOI on 2016 development deliveries	$6,500		$7,000			Low		High
NOI on 2015 developments and acquisitions (1)	$18,000		$18,500		Income tax expense	$400
Preopening expenses, included in above	$2,000				Equity in (losses) of unconsolidated entities (1)	$(300)
					Core FFO depreciation add back related to unconsolidated entities above (1)	$2,800
Potential Capital Transactions	Dollar Volume
Acquisitions	$75,000	-	$125,000		Full year weighted average shares	63,600
Dispositions	$150,000	-	$200,000
(1) The Marshall and Georgia Heights, delivered in 2014 and 2015 respectively, are not included in community NOI as they are not consolidated for financial statement purposes. The net income of these communities, which includes depreciation and interest, will be included in equity in earnings of unconsolidated entities with an FFO add back for depreciation.

FOURTH QUARTER 2015	26

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition/Development Date	# of Beds	Name	Primary University Served	Acquisition/Development Date	# of Beds
Players Club	Florida State University	Jan '05	336	The Oaks on the Square	University of Connecticut	Aug '12, Aug '13	503
The Commons	Florida State University	Jan '05	732	3949	Saint Louis University	Aug '13	256
University Towers	North Carolina State University	Jan '05	889	Lymon T. Johnson Hall(3)	University of Kentucky	Aug '13	301
The Reserve on Perkins	Oklahoma State University	Jan '05	732	Central Hall II (ONE Plan)(3)	University of Kentucky	Aug '13	300
The Pointe	Pennsylvania State University	Jan '05	984	2400 Nueces (ONE Plan)	University of Texas at Austin	Aug '13	655
The Lofts	University of Central Florida	Jan '05	730	Roosevelt Point	Arizona State University- Downtown Phoenix	Aug '13	609
The Reserve at Athens	University of Georgia	Jan '05	612	The Retreat at Oxford(4)	University of Mississippi	Aug '13	668
The Reserve at Columbia	University of Missouri	Jan '05	676	The Retreat at State College	Pennsylvania State University	Sept '13	587
Commons at Knoxville	University of Tennessee	Jan '05	708	The Cottages on Lindberg	Purdue University	Sept '13	745
Campus Creek	University of Mississippi	Feb '05	636	The Varsity	University of Michigan	Dec '13	415
Campus Lodge	University of Florida	Jun '05	1,115		Total Same-Communities(1)		22,718
Carrollton Crossing	University of West Georgia	Jan '06	336
River Pointe	University of West Georgia	Jan '06	504	The Lotus(1)(5)	University of Colorado, Boulder	Nov '11, Aug '14	235
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768	605 West(1)(5)	Duke University	Aug '14	384
University Village on Colvin (ONE Plan)	Syracuse University	Aug '09	432	109 Tower(1)(5)	Florida International University	Aug '14	542
GrandMarc at The Corner	University of Virginia	Oct '10	641	The Oaks on the Square- Ph III(1)(5)	University of Connecticut	Aug '14	116
Wertland Square	University of Virginia	Mar '11	152	Champions Court I (ONE Plan)(3)(5)	University of Kentucky	Aug '14	740
Jefferson Commons	University of Virginia	Mar '11	82	Champions Court II (ONE Plan)(3)(5)	University of Kentucky	Aug '14	427
The Berk on College	University of California, Berkeley	May '11	122	Haggin Hall (ONE Plan)(3)(5)	University of Kentucky	Aug '14	396
The Berk on Arch	University of California, Berkeley	May '11	43	Woodland Glen I (ONE Plan)(3)(5)	University of Kentucky	Aug '14	409
University Village Towers	University of California, Riverside	Sept '11	554	Woodland Glen II (ONE Plan)(3)(5)	University of Kentucky	Aug '14	409
Irish Row	University of Notre Dame	Nov '11	326	The District on Apache(1)(5)	Arizona State University- Tempe	Sept '14	900
GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	Dec '11	562	Commons on Bridge(2)	University of Tennessee	June '15	150
The Reserve on Stinson	University of Oklahoma	Jan '12	612	Oaks on the Square- Ph IV(1)	University of Connecticut	Aug '15	391
Campus West (ONE Plan)	Syracuse University	Aug '12	313	The Retreat at Louisville(1)	University of Louisville	Aug '15	656
East Edge	University of Alabama	Aug '12	774	Woodland Glen III (ONE Plan)(3)	University of Kentucky	Aug '15	782
The Province	East Carolina University	Sept '12	728	Woodland Glen IV (ONE Plan)(3)	University of Kentucky	Aug '15	578
The District on 5th	University of Arizona	Oct '12	764	Woodland Glen V (ONE Plan)(3)	University of Kentucky	Aug '15	250
Campus Village	Michigan State University	Oct '12	355	The Province Boulder(2)	University of Colorado, Boulder	Sept '15	317
The Province	Kent State University	Nov '12	596		Total New-Communities		7,682
The Suites at Overton Park	Texas Tech University	Dec '12	465		Total Owned-Communities		30,400
The Centre at Overton Park	Texas Tech University	Dec '12	400

(1) The same-community designation for leasing purposes is different than for financial reporting purposes. These communities are considered same-community for 2016/2017 leasing purposes, as the Company managed the leasing process for the 2015/2016 lease cycle and is currently managing the leasing process for the 2016/2017 lease cycle. Total same-community beds for leasing purposes is 24,673.

(2) These properties are considered new for purposes of leasing, as we did not manage the leasing process for the 2015/2016 lease year.
(3) The Kentucky communities, totaling 4,592 beds, are excluded from the leasing update on pages 11 and 12, as the assignment process does not occur until May.
(4) The Retreat at Oxford will move into new-communities effective January 1, 2016 due to the construction of Phase II (see page 18).
(5) These properties will move into same-communities effective January 1, 2016 for financial statement reporting purposes.

FOURTH QUARTER 2015	27

INVESTOR RELATIONS

Executive Management
Randy Churchey	Chief Executive Officer
Tom Trubiana	President
Bill Brewer	Chief Financial Officer
Christine Richards	Chief Operating Officer
Lindsey Mackie	Chief Accounting Officer
J. Drew Koester	Senior Vice President - Capital Markets and Investor Relations

Corporate Headquarters
EdR
999 South Shady Grove Road, Suite 600
Memphis, TN 38120
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #	Email
Bank of America - Merrill	Jana Galan	(646) 855-3081	jana.galan@baml.com
CANACCORD|Genuity	Ryan Meliker	(212) 389-8094	rmeliker@canaccordgenuity.com
Green Street Advisors	Dave Bragg	(949) 706-8142	dbragg@greenstreetadvisors.com
Goldman Sachs	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Hilliard Lyons	Carol Kemple	(502) 588-1839	ckemple@hilliard.com
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
JMP Securities	Aaron Hecht	(415) 835-3963	ahecht@jmpsecurities.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
RBC Capital Market	Wes Golladay	(440) 715-2650	wes.golladay@rbccm.com
Robert W Baird & Co.	Drew Babin	(215) 553-7816	dbabin@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306	rpetrik@stifel.com
UBS Securities	Ross Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com

FOURTH QUARTER 2015	28

DEFINITIONS

Design beds	Represents the sum of the monthly design beds in the portfolio during the period.

FFO	Funds from operations as defined by the National Association of Real Estate Investment Trusts.

GAAP	U.S. generally accepted accounting principles.

Net apartment rent per occupied bed (NarPOB)	Represents GAAP net apartment rent for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Net debt to EBITDA - adjusted
Net debt to EBITDA - adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, net debt is total debt less cash and excludes non-producing debt related to assets under development at time of calculation. EBITDA is Pro Forma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, dispositions and development assets that are open as if such had occurred at the beginning of the 12 month period being presented.

Operating expense per bed	Represents community-level operating expenses excluding management fees, depreciation and amortization.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/application fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Physical occupancy	Represents a weighted average of the month end occupancies for each month included in the period reported.

Regional Definitions
Regions are defined as follows: Mid-Atlantic: North Carolina, Pennsylvania, Connecticut, New York, Virginia; Midwest: Oklahoma, Missouri; North: Michigan, Ohio, Indiana, Illinois; South Central: Texas, Tennessee, Mississippi, Kentucky; Southeast: Florida, Alabama, Georgia; West: Arizona, California, Colorado.

Revenue per occupied bed (RevPOB)	Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Same community	Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

FOURTH QUARTER 2015	29

SAFE HARBOR

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise except as required by law.

FOURTH QUARTER 2015	30